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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 15, 2005

                               BROOKE CORPORATION
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             (Exact name of registrant as specified in its charter)

            Kansas                     1-31698                  48-1009756
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 (State or other jurisdiction        (Commission             (I.R.S. Employer
      of incorporation)              File Number)          Identification No.)

 10950 Grandview Drive, Suite 600, Overland Park, Kansas          66210
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     (Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code (913) 661-0123


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01     OTHER EVENTS.

On August 15, 2005, Brooke Corporation issued a press release announcing the completion of its follow-on offering of 2.5 million shares of its common stock. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The press release may contain forward-looking statements within the meaning of the federal securities laws relating to the Company's offer of its common stock. These statements are based upon the current expectations and beliefs of the Company's management and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include market conditions and other factors beyond the Company's control and the risk factors and other cautionary statements discussed in the Company's filings with the Securities and Exchange Commission.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1 Press Release dated August 15, 2005, announcing the completion of the Company's follow-on offering of 2.5 million shares of its common stock.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date :  08/15/05

                                           BROOKE CORPORATION

                                           /s/ Anita F. Larson
                                           -------------------------------------
                                           Anita F. Larson
                                           President and Chief Operating Officer

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Exhibit

99.1 Press Release issued by BROOKE CORPORATION on August 15, 2005.